Exhibit 10.1

FINANCIAL SERVICES AGREEMENT
财务服务协议

April 16, 2013 (2013年4月16日)

签约方:
Asia Carbon Industries, Inc.（亚洲炭业）
A corporation incorporated under the laws of the State of Maryland
在美国马里兰州注册
(“the Corporation”,“公司”)
与:
ELZ Accountancy Corp (ELZ会计公司)
A corporation incorporated under the laws of the State of California
在美国加利福尼亚州注册
(“ELZ”)
与:
Elaine Zhao,
An individual residing in California, USA
居住于美国加利福尼亚州的个人
(“Ms. Zhao”,“赵女士”)

WHEREAS Ms. Zhao is an employee and shareholder of ELZ, which is engaged in the business of providing financial services;
鉴于赵女士作为ELZ的雇员和股东，从事财务服务业务，

AND WHEREAS the Corporation wishes to engage ELZ to provide the services of Ms. Zhao to oversee and manage its financial affairs, on and subject to the terms and conditions herein contained, and ELZ has agreed to provide such services, on and subject to such terms and conditions;
另外，鉴于公司希望与ELZ达成雇佣关系，聘请赵女士来监督和管理其财政事务，并遵守以下条款及条件，而且ELZ已同意提供此类服务，并接受这些条款和条件;

NOW THEREFORE for good and valuable consideration and in consideration of the mutual covenants herein contained, the parties hereby agree as follows:
基于良好地认真地考虑此协议中的有关规定，双方在此同意如下条目：

ARTICLE 1   DEFINITIONS
第 1 条   定义

1.1   DEFINITIONS, 定义
In this Agreement, unless the context or subject matter is inconsistent therewith:
在本协定中，除非文意或标的物不符的条文否则
a)	“Agreement” means this agreement, as amended, supplemented or modified in writing from time to time;
“协议”是指本协议书面形式不时的修订，补充或修改；

b)	“Disability” means the inability, by reason of sickness or injury, of Ms. Zhao to properly and capably provide the Services in accordance with this Agreement;
“残疾”是指因疾病或受伤能力欠缺，赵女士不能适当妥善地按照本协定提供服务；
c)	“Fiscal Year” means the fiscal year of the Corporation, January 1 to December 31;
“财政年度”是指公司的财政年度，从1月1号至12月31号；
d)	“Service Fee” has the meaning given to it in subsection 3.1(a);
“服务费”的含义见第3.1 （ a ）条；
e)	“Additional Service Fee” has the meaning given to it in subsection 3.1(b);
“附加服务费”的含义见第3.1 （ b ）条；
f)	“Services” means the financial services described in section 2.1.
“服务”是指财务服务具体描述见第2.1条

ARTICLE 2   ENGAGEMENT AND SERVICES
第2条  雇佣及服务

2.1   ENGAGEMENT AND SERVICES, 雇佣及服务
The Corporation hereby engages ELZ to provide Ms. Zhao’s services as Chief Financial Officer (“CFO”) to the Corporation, in accordance with the provisions of this Agreement (the “Services”). In the role of Chief Financial Officer, Ms. Zhao shall provide the following services on behalf of ELZ:
公司现雇用ELZ来聘请赵女士为公司的首席财务官（ “财务总监” ），根据本协定的规定（以下简称“服务” ） 。作为首席财务官，赵女士应代表ELZ提供以下服务:
1.  Review of the historical accounting records
审核公司的会计历史记录
2.  Implementation of appropriate internal financial controls
执行实施财务内控
3.  Interacting with the Company’s internal accounting staff
与公司内部会计紧密合作
4.  Liaison with the Company’s auditors and securities attorney regarding filing and reporting requirements
配合公司的审计师及律师递交文件及撰写报告
5.  Preparation of consolidated financial statements including footnotes
准备子公司的财务报表，包括撰写注释
6. Preparation of MD&A for inclusion in SEC filings
准备美国证监会文档中所含的管理层讨论与分析；
7. Preparation as may be required of forecasts and budgets
准备可能需要的财务预测和预算；
8. Signing off on financial statements and regulatory filings
在公司向海外市场披露的财务报表上签字；
9. Maintaining the books and records and the US bank account(s) for the parent company
为母公司保存各种信息资料，记录及维护美国银行账户；

10. Meeting with company management and visits to the Company’s facilities as may be required
如有必要，会见公司领导人和察看公司厂房设备；
11. Participation at investor meetings and conferences as may be required
如有必要，出席各个投资者会议；
12. Taking phone calls from the financial community and investors
电话联系，接洽金融界投资人；
13. Other activities appropriate to the responsibilities of being the chief financial officer
其他首席财务官应尽职责；
14. The preparation and filing of any appropriate state and Federal withholding and tax filings
帮助公司准备及递交各项在美税金（美：美元）;
15. Assist webmaster to manage English website and assist IR on news release as may be required
如有必要，协助网管管理公司英文网站及协助新闻信息发布

2.2   TERM, 期限
The term of this Agreement shall be for the period commencing on April 16, 2013 and ending on April 15, 2014 (the “Term”) provided, however, that this Agreement may be terminated by either party prior to the expiry of the Term, in accordance with Article 5 of this Agreement. For purposes of clarity, this Agreement shall automatically terminate on April 15, 2014, unless terminated prior to such date in accordance with Article 5, and no further notice, payment in lieu of notice or other payment shall be due to ELZ in respect of such automatic termination.
本协议期限为一年，2013年4月16日起至2014年4月15日（ “期限” ），但是，根据第五条规定，协议双方的任何一方可以期满前终止协议。为了清楚起见，除非根据第五条规定协议提前终止，本协议将于2014年4月15日自动终止。在协议自动终止情况下，没有必要进一步的通知，支付代通知金或其他款项给ELZ。

ARTICLE 3   FEES AND EXPENSES
第3条费用及开支

3.1   SERVICE FEES, 服务费用
a)      Service Fee, 服务费用
The Corporation shall pay ELZ a Service Fee, at the rate of $50,000 per annum, which shall be paid quarterly at the end of each quarter (i.e. $12,500 per quarter). Service Fee shall be reviewed bi-annually for the purpose of determining a reasonable increase based on Ms. Zhao’s service and performance, subject to parties’ written agreement.
公司应支付ELZ服务费，费率为每年$50，000。此费用将于每季度末分期支付 (每季度$12,500)。服务费用每半年应进行审查，目的是根据赵女士的服务和业绩，进一步书面协商，合理增加和调整款项.
b)      Additional Service Fee, 额外服务费用 （奖金）
ELZ shall be eligible to receive an Additional Service Fee in respect of each Fiscal Year ending within the term of this Agreement. The amount of the Additional Service Fee will be based upon the profit of the Corporation, the performance of Ms. Zhao , in the Corporation’s sole discretion, in respect of each Fiscal Year. The Additional Service Fee will be calculated and paid within ninety (90) days of the end of the Fiscal Year or of the termination date whichever is earlier.
在本协议期限内，ELZ每年将有资格获得额外服务费。额外服务费的数额将根据公司的利润，赵女士的业绩，由公司在每个财政年度结束后自行决定。额外服务费应在财政年度结束后或协议终止日期后90 天内支付（以较早者为准计算）。

c)      Expenses, 开支
The Corporation shall pay or reimburse ELZ or Ms. Zhao for travelling and other expenses actually and reasonably incurred by Ms. Zhao in connection with the performance of the Services and obligations under this Agreement provided that the Ms. Zhao shall furnish to the Corporation statements and vouchers thereof as and when reasonably required by the Corporation.
根据本协议规定，公司须支付或偿还ELZ或赵女士在提供服务过程中发生的旅行费用和其他实际费用，按公司合理要求，赵女士须向公司提交报表和凭单。

3.2   STOCK COMPENSATION, 股票酬劳
The Corporation shall grant ELZ or Ms. Zhao or a designated company beneficially owned solely by Ms. Zhao an aggregate of 30,000 restricted shares under the Corporation’s 2011 Stock Incentive Plan, effective upon the signing of this agreement, subject to the following vesting schedule and performance targets, provided the employment is not terminated at the time of the vest:
公司应该授予ELZ或赵女士或其指定公司总共三万股股票，股票的收益人仅仅是赵女士个人，该等授予自本合同签字日起生效，但受制于下述落实时间表和表现目标，而且在该等股票落实的时间点聘用关系没有终止。

Vesting Time 股票落实（实际拿到）时间	Performance Target 表现目标	Vesting Amount 落实的股数
May 15, 2013 2013年5月15日	10-Q for 3/30/13 has been filed 13/3/30的季报已报	6,000
August 14, 2013 2013年8月14日	10-Q for 6/30/13 has been filed 13/6/30的季报已报	6,000
November 14, 2013 2013年11月14日	10-Q for 9/30/13 has been filed 13/9/30的季报已报	6,000
March 31, 2014 2014年3月31日	10-K for 12/31/13 has been filed 13/12/31的年报已报	12,000

ARTICLE 4DISABILITY
第4条伤残

4.1   DISABILITY, 伤残
None. 无

ARTICLE 5   TERMINATION
第5条 协议终止

5.1   TERMINATION, 协议终止
(a) This Agreement may be terminated by the Corporation during the Term, as follows:
在有效期内，公司可以根据以下情况终止本协议：
i)	The Corporation may terminate this Agreement at any time, without notice, payment in lieu of notice or any other payment whatsoever, for just cause; or
公司如有正当理由，可在任何时候不进行另行通知，支付代通知金或其他款项的情况下，终止本协议，或
ii)	The Corporation may terminate this Agreement at any time without just cause, by giving to ELZ the termination payments in lieu of notice; or
公司在根据条款5.3支付ELZ解约费用以代替书面通知的情况下;可在任何时候没有正当理由终止本协议，或
(b) ELZ may terminate this Agreement at any time by giving four weeks written notice of termination to the Corporation provided, however, that the Corporation shall be entitled to waive all or part of such notice without compensation to ELZ.
在任何时间， ELZ可在提供给公司四周内书面通知的情况下终止本协议，然而，公司有权在不补偿ELZ的情况下放弃全部或部分上述被通知权。

5.2   JUST CAUSE, 正当理由
For purposes of subsection 5.1 (a)(i), “just cause” shall include, but shall not be limited to, the following:
鉴于第5.1 (a) (i)部分，“正当理由”，应包括但不限于下列内容：
(a) a repeated and demonstrated failure on the part of ELZ to ensure that Ms. Zhao performs the Services provided for in this Agreement in a competent manner after it or Ms. Zhao has received written and/or verbal notice of such failure from the Corporation;
在ELZ已收到公司的书面或口头警告情况下，仍重复性的未能确保赵女士按本协定提供称职的服务;
(b) Ms. Zhao is convicted of a criminal offence involving fraud or dishonesty;
赵女士因欺诈或不诚实涉及刑事犯罪时；
(c) Ms. Zhao or any member of her family makes any personal profit arising out of or in connection with the business of the Corporation which will cause significant loss to the Corporation;
赵女士或其任何家人成员获取任何与公司业务有关的个人利益并造成
公司重大损失的；

(d) Ms. Zhao fails to honour the fiduciary duties owed by her to the Corporation, in her role as CFO, including the duty to act at all times in the best interests of the Corporation.
在赵女士担任首席财务官期间，其未能履行公司委托职责，包括为公司最佳
利益而行。

5.3   TERMINATION PAYMENT, 解约费
Where this Agreement is terminated by the Corporation without just cause pursuant to subsection 5.1(a)(ii), ELZ shall be entitled to receive from the Corporation, in addition to the Service Fee and Additional Service Fee, if any, earned and outstanding as of the date of termination, a lump sum payment equal to:
凡该公司没有正当理由终止本协定，根据第5.1(a)(ii)部分 ，ELZ应有权从公司获取服务费和在终止日已赚但未付之额外服务费，一次性支付相当于：
a)     The Service Fee for a three month period; plus
3个月的服务费，加上
b)    A pro-rated amount in respect of the Additional Service Fee for the Fiscal Year in which this Agreement is terminated, equal to A multiplied by B, where: (i) A equals the number of complete months in the Fiscal Year that ELZ provided Services hereunder ; and (ii) B equals the average monthly Additional Service Fee earned by ELZ over the last two Fiscal Years ending prior to the date the Agreement is terminated or, where the Agreement is terminated on December 31, the target Additional Service Fee for that Fiscal Year.
按比例支付额外服务费，相当于A乘以B，其中： （A）的数目等于ELZ提供服务的会计年度中的完整月份数额;和（B）等于在协议终止日之前过去两个财政年度ELZ所赚取的平均月额外服务费；或是协议正好在12月31日那天终止，该财政年度的目标额外服务费。

ARTICLE 6   CONFIDENTIALITY
第6条 保密

6.1   CONFIDENTIALITY, 保密
ELZ shall forever retain, and shall ensure that Ms. Zhao forever retains,  in confidence any confidential information concerning the Corporation and its subsidiaries and affiliates and its and their respective businesses including without limitation, confidential information regarding suppliers, customers, products, and marketing and pricing data, as long as such information is not publicly disclosed, except as required either by law or by a court of competent jurisdiction, and this covenant shall survive the termination of this Agreement and remain in ongoing and permanent force and effect.
ELZ应永远保持，并应确保赵女士永远对任何有关公司和其子公司和关联公司和其各自的业务的机密资料保密，包括但不限于有关供应商，客户，产品和市场营销和价格等数据的机密资料，只要这些信息没有已公开披露，除非必要时，被法律或有司法管辖权的法院部门要求披露。本协定终止，此公约仍永久生效。

ARTICLE 7    PERSONAL COVENANTS AND POST-TERMINATION OBLIGATIONS
第7条  个人契约及离职后的义务

7.1   NON-SOLICITATION, 竞业禁止
During the term of ELZ’s engagement hereunder and for a term of one year following termination, Ms. Zhao shall not initiate, directly or indirectly, on her own behalf or on behalf of any Person, contact with any Person who is or was a customer of the Corporation within the twelve (12) month period preceding the termination of ELZ’s engagement hereunder, or who was a prospective customer of the Corporation with whom Ms. Zhao had dealings with in the twelve (12) month period preceding the termination of ELZ’s engagement, for the purpose of conducting any business which is the same as or which competes with any part of the business of the Corporation with which Ms. Zhao was involved.
在ELZ任期内或任期终止一年内，赵女士不得直接或间接地进行，以她自己名义，或以任何人名义，与公司以前或现在客户取得联系，或与公司的潜在客户打交道，目地是进行与公司相同的业务或与赵女士曾参与的公司部分业务竞争。

ARTICLE 8   INDEMNITIES
第8条  补偿金

8.1   INDEMNIFICATION BY CORPORATION, 公司赔偿
The Corporation hereby agrees to indemnify and save harmless ELZ and Ms. Zhao to the extent permitted by applicable law, against all costs, charges and expenses (including any amounts paid to settle any actions or satisfy any judgments) reasonably incurred by ELZ or Ms. Zhao in respect of any civil, criminal or administrative action or proceeding to which it or she is made a party by reason of Ms. Zhao acting in the course of performing the Services contemplated herein, provided ELZ and/or Ms. Zhao involvement into any such civil, criminal or administrative action or proceeding is not a result of her material misconduct and/or gross negligence.
在适用的法律允许的范围内，公司在此同意赔偿ELZ和赵女士在提供服务过程中所产生的任何民事，刑事或行政诉讼或程序所产生的一切费用，收费及开支（包括用来解决的任何行动或满足任何判决支付的款项）。前提是ELZ和/或赵女士对民事，刑事或行政诉讼或程序的涉足不是因其严重的错误行为和/或重大过失所致。

ARTICLE 9   GENERAL PROVISIONS
第9条总 则

9.1   NOTICE, 通知
Any notice in writing required or permitted to be given to ELZ hereunder shall be sufficiently given if delivered to Ms. Zhao personally or if left in a sealed envelope at the last mailing address communicated by ELZ to the Corporation, if the nature requires such a level. Any notice in writing required or permitted to be given to the Corporation hereunder shall be delivered in a sealed envelope addressed to the Corporation at its then head office, marked for the attention of the Chairman, if the nature requires to be at such a level.  Alternatively, both parties can deliver the notice to the email addresses in their record followed by a fax or mail with delivery confirmation.
任何书面通知，按要求或通过允许必须给予赵女士的应由专人送交赵女士或以密封的信封邮寄到最后所知之地址。任何书面通知，按要求或通过允许必须给予公司的应以一个密封的信封形式发送到公司当时的总部，标示为董事长收，如果事情的性质需要到该等层面的话。或者双方可以把通知送达其记录中的电邮地址，然后以传真或邮件来加以确认送达。

9.2   GOVERNING LAW, 适用法律
This Agreement shall be governed by and construed in accordance with the laws of the state of California of United States.
本协议应根据美国加利福尼亚州法律加以管理和解释。

9.3   SEVERABILITY, 可分离条款
If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced for any reason, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable or being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that matters contemplated hereby are fulfilled to the extent possible.
如果本协议的任何条款或其他规定被确定为无效，非法或不能以任何理由强制执行，只要经济或法律的实质内容，没有受到任何一方影响或不利于任何一方，本协议的其他所有条款和规定也应继续完全生效。经确定，任何条款或其他条款无效，非法或无效或正在执行，双方应本着诚意合作原则进行谈判，以一种可接受的方式有效的修改完善本协议，以达成一致。

9.4   BINDING EFFECT, 约束力
This agreement shall be binding on and ensure to the benefit of the respective parties and their respective heirs, legal representatives, successors, and permitted assigns.
本协定将对协议各方当事人，双方各自的继承人，法定代理人，接班人以及经许可的受让人均有约束力和可实现权益。

9.5   SURVIVAL, 存续条款
ELZ acknowledges and agrees that following the termination of this Agreement and the payment by the Corporation to ELZ of the amounts payable to ELZ pursuant to this Agreement as a result of such termination, if any, (and subject to the provisions of Article 8), it shall have no further claims, whether at law or in equity, against the Corporation as a result of the performance of its duties under this Agreement. The parties hereto acknowledge and agree that the provisions of Articles 6, 7 and 8 shall survive the termination of this Agreement.
ELZ承认并同意在终止本协议后和在公司支付ELZ与终止协议有关款项后 （仍受第8条规定），无论是在法律或公正上，其对公司将不再产生进一步的要求。协议双方承认并同意，本协定终止后，第6条，第7条和第8条规定继续生效。

9.6   CURRENCY, 货币
Any reference in this Agreement to “dollar” or “$” shall mean United States (“US”) dollars.
本协议中凡是提到的“dollar”或“ $ ”系指美元。

9.7   EXECUTION IN COUNTERPARTS, 对应执行
This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same Agreement.
本协议可以一份或多份副本对应执行，其中每一份副本都应被视为原始协议，但所有副本应被视为同一个协议。

(SIGNATURE PAGE FOLLOWS，以下是签字页)

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto upon the dates respectively indicated below, to be effective as of the date first above written.
本合同双方当事人在下述日期签署本协议，协议自第一页上书之日起生效，特此为证。

Executed on the      16th        day of     April, 2013
签署于:    _2013年          4         月        16    日
Asia Carbon Industries, Inc.（亚洲炭业）

By:                      /s/ Guoyun Yao
Name (姓名): Guoyun Yao
Title (职务): Chief Executive Officer

Executed on the       16th         day of       April, 2013

签署于:      2013年          4          月         16     日

ELZ Accountancy Corp (ELZ会计公司)

By:           /s/ Elaine Zhao
Name (姓名): Elaine Zhao
Title (职务): Principal

By:           /s/ Elaine Zhao
                               Elaine Zhao